UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

CECO ENVIRONMENTAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5080 Spectrum Drive, East Tower, Suite 800E Addison, Texas 75001
(Address of principal executive offices, including zip code)

(214) 357-6181

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on February 23, 2026, CECO Environmental Corp., a Delaware corporation (“CECO” or the “Company”), Longhorn Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub Inc.”), Longhorn Merger Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Merger Sub LLC” and, together with Merger Sub Inc., the “Merger Subs”), and Thermon Group Holdings, Inc., a Delaware corporation (“Thermon”), entered into an Agreement and Plan of Merger (as amended, supplemented, or restated, the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, (i) Merger Sub Inc. will merge with and into Thermon, with Thermon continuing as a wholly-owned subsidiary of the Company and the surviving corporation of the merger (the “First Merger”), and (ii) Thermon, as the surviving corporation of the First Merger, will merge with and into Merger Sub LLC, with Merger Sub LLC being the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Mergers”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 to the extent applicable.

As discussed below, the stockholders approved the CECO Equity Plan Proposal at the Annual Meeting, which is effective as of May 27, 2026. The 2026 Plan succeeds the existing CECO Environmental Corp. 2021 Equity and Incentive Compensation Plan (the “2021 Plan”). The 2026 Plan provides for the grant of up to (i) 3,350,000 shares of Company Common Stock, plus (ii) the shares remaining available for future grant under the 2021 Plan as of May 27, 2026.

The foregoing description of the 2026 Plan and the summary contained in the Joint Proxy Statement/Prospectus do not purport to be complete and are qualified in their entirety by reference to the full text of the 2026 Plan, which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 27, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered the proposals described in detail in the joint proxy statement/prospectus, dated April 23, 2026, included in the registration statement on Form S-4 filed by the Company with the Securities and Exchange Commission (File No. 333-294924), which was declared effective by the Securities and Exchange Commission on April 22, 2026 (the “Joint Proxy Statement/Prospectus”) including the proposals set forth below relating to the Merger Agreement.

The final voting results for each matter submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. There were 35,873,031 shares of the Company’s common stock, par value $0.01 per share (“Company Common Stock”) outstanding and entitled to vote on April 17, 2026, the record date for the Annual Meeting, and 33,328,446 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, which number constituted a quorum.

CECO Stock Issuance Proposal: To approve the issuance of shares of Company Common Stock, constituting the stock consideration to be issued to stockholders of Thermon in the First Merger contemplated by the Merger Agreement, and other shares of Company Common Stock to be issued in the mergers or reserved for issuance in connection with the mergers (the “CECO Stock Issuance Proposal”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
29,620,269	18,904	37,796	3,651,477

The approval of the CECO Stock Issuance Proposal satisfies one of the conditions to the closing of the mergers contemplated by the Merger Agreement. The closing of the Mergers remains subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

CECO Adjournment Proposal: To adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to approve the CECO Stock Issuance Proposal at the time of the Annual Meeting.

Because the CECO Stock Issuance Proposal was approved, the CECO Adjournment Proposal was rendered moot and was not voted upon at the Annual Meeting.

CECO Director Election Proposal: To elect the eight director nominees named in the Joint Proxy Statement/Prospectus and standing for election to serve as directors of the Company, each for a term that will continue until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified.

Each of the eight director nominees named in the Joint Proxy Statement/Prospectus were elected by the requisite vote of the Company’s stockholders.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Jason DeZwirek	29,105,504	563,205	8,260	3,651,477
Todd Gleason	29,425,442	244,111	7,416	3,651,477
Robert E. Knowling, Jr.	29,484,835	86,250	105,844	3,651,477
Claudio A. Mannarino	29,421,081	250,168	5,720	3,651,477
Munish Nanda	29,447,863	219,409	9,697	3,651,477
Valerie Gentile Sachs	28,646,518	995,444	35,007	3,651,477
Laurie A. Siegel	29,064,318	606,928	5,723	3,651,477
Richard F. Wallman	29,556,782	108,181	12,006	3,651,477

Advisory Vote on Executive Compensation: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

This advisory proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
28,796,258	851,472	29,239	3,651,477

CECO Equity Plan Proposal: To approve the CECO Environmental Corp. 2026 Equity and Incentive Compensation Plan (the “2026 Plan,” and the proposal, the “CECO Equity Plan Proposal”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
27,473,337	2,179,518	24,114	3,651,477

CECO Auditor Ratification Proposal: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
33,242,024	36,043	50,379	0

Item 7.01	Regulation FD Disclosure

On May 28, 2026, the Company issued a press release announcing the results of its stockholder meeting held on May 27, 2026 in connection with the Mergers. A copy of the press release is furnished herewith as Exhibit 99.1.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	CECO Environmental Corp. 2026 Equity And Incentive Compensation Plan
99.1	Press Release, dated May 28, 2026, furnished herewith.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this Form 8-K that address events, or developments that CECO and Thermon expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Mergers and other transactions contemplated by the Merger Agreement. All forward-looking statements are based on assumptions that CECO or Thermon believe to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by CECO and Thermon in light of their perceptions of current conditions, expected future developments, and other factors that CECO and Thermon believe are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak as of the date of this Current Report on Form 8-K. Neither CECO nor Thermon undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECO Environmental Corp.

Date: May 28, 2026	By:	/s/ Kiril Kovachev
Kiril Kovachev
Chief Accounting Officer